CNA Financial Corporation

Supplemental Financial Information

June 30, 2011

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
June 30, 2011

CNA Financial Corporation
Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution (A&EP). Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2010 Form 10-K for further discussion of this measure.

•
In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 14 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
Limited partnerships are a relatively small portion of CNA's overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. The risks associated with limited partnership investments may include losses due to leveraging, short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIODS ENDED JUNE 30	Three Months		Fav / (Unfav)	Six Months		Fav / (Unfav)
(In millions)	2011	2010	% Change	2011	2010	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,595	$1,608	(1)%	$3,210	$3,223	—%
Net investment income	517	521	(1)	1,137	1,111	2
Net realized investment gains (losses), net of participating policyholders' interests:
Other-than-temporary impairment (OTTI) losses	(41)	(58)	29	(61)	(148)	59
Portion of OTTI recognized in Other comprehensive income (loss)	(21)	1	N/M	(42)	31	N/M
Net OTTI losses recognized in earnings	(62)	(57)	(9)	(103)	(117)	12
Other net realized investment gains (losses)	77	86	(10)	131	180	(27)
Net realized investment gains (losses), net of participating policyholders' interests	15	29	(48)	28	63	(56)
Other revenues	71	75	(5)	138	151	(9)
Total revenues	2,198	2,233	(2)	4,513	4,548	(1)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,367	1,147	(19)	2,731	2,455	(11)
Amortization of deferred acquisition costs	350	345	(1)	695	687	(1)
Other operating expenses	259	258	—	484	530	9
Interest	43	37	(16)	89	73	(22)
Total claims, benefits and expenses	2,019	1,787	(13)	3,999	3,745	(7)
Income (loss) from continuing operations before income tax	179	446	(60)	514	803	(36)
Income tax (expense) benefit	(47)	(145)	68	(149)	(247)	40
Income (loss) from continuing operations, net of tax	132	301	(56)	365	556	(34)
Income (loss) from discontinued operations, net of tax	—	1	N/M	(1)	1	N/M
Net income (loss)	132	302	(56)	364	557	(35)
Net (income) loss attributable to noncontrolling interests	(6)	(19)	68	(15)	(29)	48
Net income (loss) attributable to CNA	$126	$283	(55)%	$349	$528	(34)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED JUNE 30	Three Months		Six Months
(In millions, except per share data)	2011	2010	2011	2010
COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA	$116	$269	$332	$492
Less: 2008 Senior Preferred dividend	—	(25)	—	(50)
Net operating income (loss) from continuing operations attributable to CNA common stockholders	116	244	332	442
Net realized investment gains (losses) attributable to CNA common stockholders	10	13	18	35
Income (loss) from continuing operations attributable to CNA common stockholders	126	257	350	477
Income (loss) from discontinued operations attributable to CNA common stockholders	—	1	(1)	1
Income (loss) attributable to CNA common stockholders	$126	$258	$349	$478

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA	$0.43	$1.00	$1.23	$1.83
Less: 2008 Senior Preferred dividend	—	(0.09)	—	(0.19)
Net operating income (loss) from continuing operations attributable to CNA common stockholders	0.43	0.91	1.23	1.64
Net realized investment gains (losses) attributable to CNA common stockholders	0.04	0.05	0.07	0.13
Income (loss) from continuing operations attributable to CNA common stockholders	0.47	0.96	1.30	1.77
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	—	0.01
Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$0.47	$0.96	$1.30	$1.78

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.3	269.1	269.3	269.1
Diluted	269.6	269.3	269.6	269.3

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	4.4%	9.8%	6.2%	9.4%
Net operating income (loss) from continuing operations attributable to CNA (2)	4.2	9.5	6.2	8.8
(1) Annualized net income (loss) attributable to CNA divided by the average CNA stockholders' equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except share data)	June 30, 2011	December 31, 2010
Total assets	$55,774	$55,331
Insurance reserves	37,792	37,590
Debt	2,648	2,651
Total liabilities	44,025	43,807
Accumulated other comprehensive income (loss)	730	326
Noncontrolling interests	147	570
Total CNA stockholders' equity	11,602	10,954

Book value per common share	$43.09	$40.70
Book value per common share excluding AOCI	$40.37	$39.49

Outstanding shares of common stock (in millions of shares)	269.3	269.1

THREE MONTHS ENDED JUNE 30 (In millions)	2011	2010
Net cash flows provided (used) by operating activities (1)	$300	$217
Net cash flows provided (used) by investing activities	171	(154)
Net cash flows provided (used) by financing activities	(468)	(86)
Net cash flows provided (used) by operating, investing and financing activities	$3	$(23)

SIX MONTHS ENDED JUNE 30 (In millions)	2011	2010
Net cash flows provided (used) by operating activities (1)	$412	$581
Net cash flows provided (used) by investing activities	97	(523)
Net cash flows provided (used) by financing activities	(504)	(124)
Net cash flows provided (used) by operating, investing and financing activities	$5	$(66)

(1) Operating cash flows for the three and six months ended June 30, 2011 include $0 million and $(2) million related to discontinued operations. Operating cash flows for the three and six months ended June 30, 2010 include $(9) million and $(14) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED JUNE 30, 2011 (In millions)	CNA Specialty	CNA Commercial	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,888	$12,383	$19,271	$2,757	$3,324	$25,352
Ceded	892	1,815	2,707	634	2,623	5,964
Net	5,996	10,568	16,564	2,123	701	19,388

Net incurred claim & claim adjustment expenses	418	622	1,040	159	(6)	1,193
Net claim & claim adjustment expense payments	(369)	(701)	(1,070)	(125)	(21)	(1,216)
Foreign currency translation adjustment and other	6	7	13	—	(1)	12

Claim & claim adjustment expense reserves, end of period
Net	6,051	10,496	16,547	2,157	673	19,377
Ceded	902	1,786	2,688	577	2,554	5,819
Gross	$6,953	$12,282	$19,235	$2,734	$3,227	$25,196

SIX MONTHS ENDED JUNE 30, 2011 (In millions)	CNA Specialty	CNA Commercial	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,793	$12,522	$19,315	$2,739	$3,442	$25,496
Ceded	875	1,881	2,756	642	2,724	6,122
Net	5,918	10,641	16,559	2,097	718	19,374

Net incurred claim & claim adjustment expenses	848	1,228	2,076	328	1	2,405
Net claim & claim adjustment expense payments	(738)	(1,394)	(2,132)	(268)	(46)	(2,446)
Foreign currency translation adjustment and other	23	21	44	—	—	44

Claim & claim adjustment expense reserves, end of period
Net	6,051	10,496	16,547	2,157	673	19,377
Ceded	902	1,786	2,688	577	2,554	5,819
Gross	$6,953	$12,282	$19,235	$2,734	$3,227	$25,196

CNA FINANCIAL CORPORATION Financial Supplement Investment Summary - Consolidated

	June 30, 2011		March 31, 2011		December 31, 2010
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$20,879	$1,666	$20,964	$1,512	$21,031	$1,533
States, municipalities and political subdivisions:
Tax-exempt	4,855	(53)	4,585	(228)	4,282	(218)
Taxable	3,862	142	3,743	4	3,607	(50)
Total states, municipalities and political subdivisions	8,717	89	8,328	(224)	7,889	(268)
Asset-backed: (1)(2)
Agency RMBS	4,187	64	3,991	15	3,836	38
Prime RMBS	867	(79)	1,022	(91)	1,139	(128)
Sub-prime RMBS	383	(27)	435	(20)	483	(44)
Alt-A RMBS	576	(21)	627	(22)	632	(30)
Total RMBS	6,013	(63)	6,075	(118)	6,090	(164)
Agency CMBS	30	1	45	—	30	—
Other CMBS	1,007	25	1,065	32	963	(1)
Total CMBS	1,037	26	1,110	32	993	(1)
Other ABS	933	8	896	10	763	10
Total asset-backed	7,983	(29)	8,081	(76)	7,846	(155)
U.S. Treasury and obligations of government-sponsored enterprises	244	13	134	14	137	15
Foreign government	677	18	645	14	620	18
Redeemable preferred stock	54	6	52	4	54	7
Total fixed maturity securities	38,554	1,763	38,204	1,244	37,577	1,150
Equities	346	26	356	26	440	18
Limited partnership investments	2,554	—	2,460	—	2,309	—
Other invested assets	16	—	15	—	27	1
Mortgage loans	198	—	118	—	87	—
Short term investments	1,709	—	1,677	3	2,215	2
Total investments	$43,377	$1,789	$42,830	$1,273	$42,655	$1,171

Net receivable/(payable)	$(177)	$—	$(32)	$—	$(222)	$—
(1) Agency RMBS and CMBS include securities issued or guaranteed, or collateralized by assets or securities issued or guaranteed, by U.S. government agencies or government-sponsored enterprises.
(2) The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Property & Casualty and Corporate & Other Non-Core

	June 30, 2011		March 31, 2011		December 31, 2010
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,421	$769	$13,564	$694	$13,541	$715
States, municipalities and political subdivisions:
Tax-exempt	2,118	45	2,199	12	2,116	10
Taxable	2,550	72	2,515	(12)	2,438	(42)
Total states, municipalities and political subdivisions	4,668	117	4,714	—	4,554	(32)
Asset-backed:
Agency RMBS	3,996	58	3,818	8	3,680	30
Prime RMBS	770	(70)	920	(79)	1,012	(109)
Sub-prime RMBS	365	(27)	412	(23)	461	(45)
Alt-A RMBS	513	(18)	562	(18)	563	(29)
Total RMBS	5,644	(57)	5,712	(112)	5,716	(153)
Agency CMBS	30	1	45	—	30	—
Other CMBS	829	21	895	23	803	(2)
Total CMBS	859	22	940	23	833	(2)
Other ABS	886	4	847	6	712	5
Total asset-backed	7,389	(31)	7,499	(83)	7,261	(150)
U.S. Treasury and obligations of government-sponsored enterprises	200	4	91	5	94	6
Foreign government	670	17	639	13	614	18
Redeemable preferred stock	3	—	3	—	5	3
Total fixed maturity securities	26,351	876	26,510	629	26,069	560
Equities	145	26	138	25	182	25
Limited partnership investments	2,553	—	2,459	—	2,307	—
Other invested assets	16	—	15	—	27	1
Mortgage loans	178	—	98	—	67	—
Short term investments	1,589	—	1,571	3	2,131	2
Total investments	$30,832	$902	$30,791	$657	$30,783	$588

Net receivable/(payable)	$(163)	$—	$(40)	$—	$(197)	$—

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Life & Group Non-Core

	June 30, 2011		March 31, 2011		December 31, 2010
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,458	$897	$7,400	$818	$7,490	$818
States, municipalities and political subdivisions:
Tax-exempt	2,737	(98)	2,386	(240)	2,166	(228)
Taxable	1,312	70	1,228	16	1,169	(8)
Total states, municipalities and political subdivisions	4,049	(28)	3,614	(224)	3,335	(236)
Asset-backed:
Agency RMBS	191	6	173	7	156	8
Prime RMBS	97	(9)	102	(12)	127	(19)
Sub-prime RMBS	18	—	23	3	22	1
Alt-A RMBS	63	(3)	65	(4)	69	(1)
Total RMBS	369	(6)	363	(6)	374	(11)
Agency CMBS	—	—	—	—	—	—
Other CMBS	178	4	170	9	160	1
Total CMBS	178	4	170	9	160	1
Other ABS	47	4	49	4	51	5
Total asset-backed	594	2	582	7	585	(5)
U.S. Treasury and obligations of government-sponsored enterprises	44	9	43	9	43	9
Foreign government	7	1	6	1	6	—
Redeemable preferred stock	51	6	49	4	49	4
Total fixed maturity securities	12,203	887	11,694	615	11,508	590
Equities	201	—	218	1	258	(7)
Limited partnership investments	1	—	1	—	2	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	20	—	20	—	20	—
Short term investments	120	—	106	—	84	—
Total investments	$12,545	$887	$12,039	$616	$11,872	$583

Net receivable/(payable)	$(14)	$—	$8	$—	$(25)	$—

CNA FINANCIAL CORPORATION Financial Supplement Investments - Fixed Maturity Securities by Credit Rating As of June 30, 2011 (In millions)

	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$318	$19	$1,555	$90	$6,919	$593	$9,668	$826	$2,419	$138	$20,879	$1,666
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,129	32	2,747	(39)	874	(40)	90	(5)	15	(1)	4,855	(53)
Taxable	—	—	670	18	2,543	91	635	32	—	—	14	1	3,862	142
Total states, municipalities and political subdivisions	—	—	1,799	50	5,290	52	1,509	(8)	90	(5)	29	—	8,717	89
Asset-backed:
Agency RMBS	4,187	64	—	—	—	—	—	—	—	—	—	—	4,187	64
Prime RMBS	—	—	171	(7)	4	—	35	—	71	(22)	586	(50)	867	(79)
Sub-prime RMBS	—	—	103	(3)	104	(13)	25	—	37	(7)	114	(4)	383	(27)
Alt-A RMBS	—	—	338	(7)	18	(1)	55	—	93	(7)	72	(6)	576	(21)
Total RMBS	4,187	64	612	(17)	126	(14)	115	—	201	(36)	772	(60)	6,013	(63)
Agency CMBS	30	1	—	—	—	—	—	—	—	—	—	—	30	1
Other CMBS	—	—	203	6	200	(6)	231	6	159	(1)	214	20	1,007	25
Total CMBS	30	1	203	6	200	(6)	231	6	159	(1)	214	20	1,037	26
Other ABS	—	—	620	6	189	2	78	—	39	—	7	—	933	8
Total asset-backed	4,217	65	1,435	(5)	515	(18)	424	6	399	(37)	993	(40)	7,983	(29)
U.S. Treasury and obligations of government-sponsored enterprises	244	13	—	—	—	—	—	—	—	—	—	—	244	13
Foreign government	—	—	460	12	128	3	89	3	—	—	—	—	677	18
Redeemable preferred stock	—	—	—	—	—	—	—	—	54	6	—	—	54	6
Total fixed maturity securities	$4,461	$78	$4,012	$76	$7,488	$127	$8,941	$594	$10,211	$790	$3,441	$98	$38,554	$1,763

Percentage of total fixed maturity securities	11.6%		10.4%		19.4%		23.2%		26.5%		8.9%		100.0%
(1) The ratings presented are based on a ratings methodology that takes into account ratings from two major providers, Standard & Poor's and Moody's Investors Services, Inc., in that order of preference. If a security is not rated by these providers, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			P&C Operations
THREE MONTHS ENDED JUNE 30 (In millions)	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Gross written premiums	$1,079	$1,043	3%	$965	$936	3%	$2,044	$1,979	3%
Net written premiums	683	647	6	880	838	5	1,563	1,485	5
Operating revenues:
Net earned premiums	688	665	3	768	797	(4)	1,456	1,462	—
Net investment income	126	125	1	193	184	5	319	309	3
Other revenues	54	53	2	12	16	(25)	66	69	(4)
Total operating revenues	868	843	3	973	997	(2)	1,841	1,840	—
Claims, Benefits and Expenses:
Net incurred claims and benefits	418	320	(31)	621	486	(28)	1,039	806	(29)
Policyholders' dividends	—	3	N/M	2	6	67	2	9	78
Amortization of deferred acquisition costs	164	154	(6)	180	186	3	344	340	(1)
Other insurance related expenses	52	47	(11)	102	107	5	154	154	—
Other expenses	52	50	(4)	11	11	—	63	61	(3)
Total claims, benefits and expenses	686	574	(20)	916	796	(15)	1,602	1,370	(17)
Operating income (loss) from continuing operations before income tax	182	269	(32)	57	201	(72)	239	470	(49)
Income tax (expense) benefit on operating income (loss)	(64)	(90)	29	(16)	(68)	76	(80)	(158)	49
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(4)	(11)	64	(2)	(8)	75	(6)	(19)	68
Net operating income (loss) from continuing operations attributable to CNA	114	168	(32)	39	125	(69)	153	293	(48)
Net realized investment gains (losses), net of participating policyholders' interests	7	32	(78)	11	(12)	192	18	20	(10)
Income tax (expense) benefit on net realized investment gains (losses)	(2)	(11)	82	(3)	(2)	(50)	(5)	(13)	62
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	—	N/M	—	—	N/M
Net realized investment gains (losses) attributable to CNA	5	21	(76)	8	(14)	157	13	7	86
Net income (loss) from continuing operations attributable to CNA	$119	$189	(37)%	$47	$111	(58)%	$166	$300	(45)%

FINANCIAL RATIOS
Loss & LAE	60.8%	48.2%		80.7%	60.9%		71.3%	55.1%
Acquisition expense	19.9	19.4		18.3	17.9		19.1	18.5
Underwriting expense	11.6	10.9		18.3	18.8		15.1	15.3
Expense	31.5	30.3		36.6	36.7		34.2	33.8
Dividend	(0.1)	0.5		0.4	0.8		0.2	0.6
Combined ratio	92.2%	79.0%		117.7%	98.4%		105.7%	89.5%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$4	$3		$96	$45		$100	$48
Impact on loss & LAE ratio	0.6%	0.5%		12.5%	5.7%		6.9%	3.3%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(52)	$(125)		$(50)	$(175)		$(102)	$(300)
Prior year premium development	(1)	1		40	35		39	36
Other (1)	—	—		4	5		4	5
Total development & other	$(53)	$(124)		$(6)	$(135)		$(59)	$(259)
Impact of development & other on loss & LAE ratio	(7.7)%	(18.6)%		(1.8)%	(18.0)%		(4.8)%	(18.4)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION Financial Supplement Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
THREE MONTHS ENDED JUNE 30 (In millions)	2011	2010	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change		2011	2010	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$1,456	$1,462	$141	$146	(3)%	$(2)	$—	N/M	%	$1,595	$1,608	(1)%
Net investment income	319	309	189	174	9	9	38	(76)		517	521	(1)
Other revenues	66	69	2	2	—	3	4	(25)		71	75	(5)
Total operating revenues	1,841	1,840	332	322	3	10	42	(76)		2,183	2,204	(1)
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,039	806	330	314	(5)	(6)	17	135		1,363	1,137	(20)
Policyholders' dividends	2	9	2	1	(100)	—	—	N/M		4	10	60
Amortization of deferred acquisition costs	344	340	6	5	(20)	—	—	N/M		350	345	(1)
Other insurance related expenses	154	154	34	45	24	2	(2)	N/M		190	197	4
Other expenses	63	61	6	—	N/M	43	37	(16)		112	98	(14)
Total claims, benefits and expenses	1,602	1,370	378	365	(4)	39	52	25		2,019	1,787	(13)
Operating income (loss) from continuing operations before income tax	239	470	(46)	(43)	(7)	(29)	(10)	(190)		164	417	(61)
Income tax (expense) benefit on operating income (loss)	(80)	(158)	27	25	8	11	4	175		(42)	(129)	67
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(6)	(19)	—	—	N/M	—	—	N/M		(6)	(19)	68
Net operating income (loss) from continuing operations attributable to CNA	153	293	(19)	(18)	(6)	(18)	(6)	N/M		116	269	(57)
Net realized investment gains (losses), net of participating policyholders' interests	18	20	1	(1)	N/M	(4)	10	(140)		15	29	(48)
Income tax (expense) benefit on net realized investment gains (losses)	(5)	(13)	—	—	N/M	—	(3)	N/M		(5)	(16)	69
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	N/M	—	—	N/M		—	—	N/M
Net realized investment gains (losses) attributable to CNA	13	7	1	(1)	N/M	(4)	7	(157)		10	13	(23)
Net income (loss) from continuing operations attributable to CNA	$166	$300	$(18)	$(19)	5%	$(22)	$1	N/M	%	$126	$282	(55)%

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			P&C Operations
SIX MONTHS ENDED JUNE 30 (In millions)	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Gross written premiums	$2,209	$2,093	6%	$1,858	$1,848	1%	$4,067	$3,941	3%
Net written premiums	1,422	1,303	9	1,708	1,667	2	3,130	2,970	5
Operating revenues:
Net earned premiums	1,357	1,319	3	1,570	1,613	(3)	2,927	2,932	—
Net investment income	286	272	5	454	405	12	740	677	9
Other revenues	108	105	3	26	34	(24)	134	139	(4)
Total operating revenues	1,751	1,696	3	2,050	2,052	—	3,801	3,748	1
Claims, Benefits and Expenses:
Net incurred claims and benefits	848	722	(17)	1,224	1,090	(12)	2,072	1,812	(14)
Policyholders' dividends	—	4	N/M	2	7	71	2	11	82
Amortization of deferred acquisition costs	325	309	(5)	358	369	3	683	678	(1)
Other insurance related expenses	96	94	(2)	185	214	14	281	308	9
Other expenses	92	94	2	27	28	4	119	122	2
Total claims, benefits and expenses	1,361	1,223	(11)	1,796	1,708	(5)	3,157	2,931	(8)
Operating income (loss) from continuing operations before income tax	390	473	(18)	254	344	(26)	644	817	(21)
Income tax (expense) benefit on operating income (loss)	(134)	(158)	15	(82)	(111)	26	(216)	(269)	20
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(12)	(19)	37	(2)	(10)	80	(14)	(29)	52
Net operating income (loss) from continuing operations attributable to CNA	244	296	(18)	170	223	(24)	414	519	(20)
Net realized investment gains (losses), net of participating policyholders' interests	15	45	(67)	28	9	N/M	43	54	(20)
Income tax (expense) benefit on net realized investment gains (losses)	(5)	(15)	67	(9)	(9)	—	(14)	(24)	42
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	(1)	—	N/M	(1)	—	N/M
Net realized investment gains (losses) attributable to CNA	10	30	(67)	18	—	N/M	28	30	(7)
Net income (loss) from continuing operations attributable to CNA	$254	$326	(22)%	$188	$223	(16)%	$442	$549	(19)%

FINANCIAL RATIOS
Loss & LAE	62.5%	54.8%		77.9%	67.6%		70.8%	61.8%
Acquisition expense	19.6	19.3		16.9	18.0		18.2	18.6
Underwriting expense	11.4	11.3		17.7	18.1		14.7	15.0
Expense	31.0	30.6		34.6	36.1		32.9	33.6
Dividend	—	0.3		0.1	0.4		0.1	0.4
Combined ratio	93.5%	85.7%		112.6%	104.1%		103.8%	95.8%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$6	$5		$149	$83		$155	$88
Impact on loss & LAE ratio	0.5%	0.4%		9.5%	5.2%		5.3%	3.0%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(67)	$(150)		$(57)	$(203)		$(124)	$(353)
Prior year premium development	(8)	(3)		32	56		24	53
Other (1)	—	—		7	5		7	5
Total development & other	$(75)	$(153)		$(18)	$(142)		$(93)	$(295)
Impact of development & other on loss & LAE ratio	(5.4)%	(11.5)%		(1.6)%	(9.6)%		(3.4)%	(10.6)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION Financial Supplement Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
SIX MONTHS ENDED JUNE 30 (In millions)	2011	2010	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change		2011	2010	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$2,927	$2,932	$285	$291	(2)%	$(2)	$—	N/M	%	$3,210	$3,223	—%
Net investment income	740	677	377	349	8	20	85	(76)		1,137	1,111	2
Other revenues	134	139	—	6	N/M	4	6	(33)		138	151	(9)
Total operating revenues	3,801	3,748	662	646	2	22	91	(76)		4,485	4,485	—
Claims, Benefits and Expenses:
Net incurred claims and benefits	2,072	1,812	653	595	(10)	1	36	97		2,726	2,443	(12)
Policyholders' dividends	2	11	3	1	N/M	—	—	N/M		5	12	58
Amortization of deferred acquisition costs	683	678	12	9	(33)	—	—	N/M		695	687	(1)
Other insurance related expenses	281	308	72	96	25	2	(1)	N/M		355	403	12
Other expenses	119	122	12	6	(100)	87	72	(21)		218	200	(9)
Total claims, benefits and expenses	3,157	2,931	752	707	(6)	90	107	16		3,999	3,745	(7)
Operating income (loss) from continuing operations before income tax	644	817	(90)	(61)	(48)	(68)	(16)	N/M		486	740	(34)
Income tax (expense) benefit on operating income (loss)	(216)	(269)	53	44	20	23	6	N/M		(140)	(219)	36
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(14)	(29)	—	—	N/M	—	—	N/M		(14)	(29)	52
Net operating income (loss) from continuing operations attributable to CNA	414	519	(37)	(17)	(118)	(45)	(10)	N/M		332	492	(33)
Net realized investment gains (losses), net of participating policyholders' interests	43	54	(3)	(5)	40	(12)	14	(186)		28	63	(56)
Income tax (expense) benefit on net realized investment gains (losses)	(14)	(24)	1	—	N/M	4	(4)	N/M		(9)	(28)	68
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	(1)	—	—	—	N/M	—	—	N/M		(1)	—	N/M
Net realized investment gains (losses) attributable to CNA	28	30	(2)	(5)	60	(8)	10	(180)		18	35	(49)
Net income (loss) from continuing operations attributable to CNA	$442	$549	$(39)	$(22)	(77)%	$(53)	$—	N/M	%	$350	$527	(34)%

CNA FINANCIAL CORPORATION Financial Supplement Components of Pretax Net Investment Income (In millions)

	CNA Specialty
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	YTD 2011
Income (loss) from limited partnerships	$23	$(1)	$23	$41	$86	$38	$4	$42
Income (loss) from trading portfolio	1	1	1	2	5	1	1	2
Other investment income	123	125	124	128	500	121	121	242
Net investment income	$147	$125	$148	$171	$591	$160	$126	$286

	CNA Commercial
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	YTD 2011
Income (loss) from limited partnerships	$40	$(2)	$38	$68	$144	$73	$6	$79
Income (loss) from trading portfolio	2	1	2	2	7	2	2	4
Other investment income	179	185	176	182	722	186	185	371
Net investment income	$221	$184	$216	$252	$873	$261	$193	$454

	P&C Operations
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	YTD 2011
Income (loss) from limited partnerships	$63	$(3)	$61	$109	$230	$111	$10	$121
Income (loss) from trading portfolio	3	2	3	4	12	3	3	6
Other investment income	302	310	300	310	1,222	307	306	613
Net investment income	$368	$309	$364	$423	$1,464	$421	$319	$740

	Life & Group Non-Core
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	YTD 2011
Income (loss) from limited partnerships	$—	$(3)	$1	$—	$(2)	$—	$—	$—
Income (loss) from trading portfolio	—	—	—	—	—	—	—	—
Other investment income	175	177	181	184	717	188	189	377
Net investment income	$175	$174	$182	$184	$715	$188	$189	$377

	Corporate & Other Non-Core
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	YTD 2011
Income (loss) from limited partnerships	$9	$2	$6	$4	$21	$3	$1	$4
Income (loss) from trading portfolio	1	—	1	(1)	1	—	—	—
Other investment income	37	36	28	14	115	8	8	16
Net investment income	$47	$38	$35	$17	$137	$11	$9	$20

	Total Operations
	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	YTD 2011
Income (loss) from limited partnerships	$72	$(4)	$68	$113	$249	$114	$11	$125
Income (loss) from trading portfolio	4	2	4	3	13	3	3	6
Other investment income	514	523	509	508	2,054	503	503	1,006
Net investment income	$590	$521	$581	$624	$2,316	$620	$517	$1,137

CNA FINANCIAL CORPORATION Financial Supplement Statutory Data - Preliminary

PERIODS ENDED JUNE 30	Three Months			Six Months
Income Statements	(Preliminary) 2011		Fav / (Unfav) % Change	(Preliminary) 2011		Fav / (Unfav) % Change
(In millions)		2010			2010
Combined Continental Casualty Companies
Gross written premiums	$1,958	$1,901	3%	$3,910	$3,763	4%
Net written premiums	1,483	1,412	5	2,993	2,814	6

Net earned premiums	1,246	1,239	1	2,492	2,456	1
Claim and claim adjustment expenses	1,104	895	(23)	2,213	1,956	(13)
Acquisition expenses	256	226	(13)	512	465	(10)
Underwriting expenses	197	199	1	391	412	5
Policyholders' dividends	2	3	(33)	5	6	(17)
Underwriting income (loss)	(313)	(84)	N/M	(629)	(383)	(64)
Net investment income	465	414	12	890	827	8
Other income (loss)	9	3	N/M	31	13	138
Income tax (expense) benefit	(16)	(91)	82	(25)	(108)	77
Net realized gains (losses)	37	93	(60)	64	103	(38)
Net income (loss)	$182	$335	(46)%	$331	$452	(27)%

Financial Ratios
Loss and LAE	88.5%	72.2%		88.8%	79.6%
Acquisition expense	17.3	16.0		17.1	16.5
Underwriting expense	13.3	14.1		13.1	14.8
Expense	30.6	30.1		30.2	31.3
Dividend	0.2	0.3		0.2	0.2
Combined ratio	119.3%	102.6%		119.2%	111.1%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) June 30, 2011
(In millions)		December 31, 2010
Combined Continental Casualty Companies
Statutory surplus (1)	$10,056	$9,821
Life Company
Statutory surplus	$519	$498

(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2011 YTD Evaluated at 6/30/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 6/30/11
Gross Accident Year	63.5%	62.6%	62.4%
Impact of Reinsurance	4.4	4.3	4.3
Net Accident Year	67.9	66.9	66.7%
Impact of Development and Other (1)	(5.4)	(12.9)
Net Calendar Year	62.5%	54.0%

	CNA Commercial
	2011 YTD Evaluated at 6/30/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 6/30/11
Gross Accident Year	75.6%	71.7%	71.9%
Impact of Reinsurance	3.9	3.8	3.6
Net Accident Year	79.5	75.5	75.5%
Impact of Development and Other (1)	(1.6)	(8.7)
Net Calendar Year	77.9%	66.8%

	P&C Operations
	2011 YTD Evaluated at 6/30/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 6/30/11
Gross Accident Year	68.9%	66.8%	66.8%
Impact of Reinsurance	5.3	4.8	4.8
Net Accident Year	74.2	71.6	71.6%
Impact of Development and Other (1)	(3.4)	(10.6)
Net Calendar Year	70.8%	61.0%

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.